Northwestern Mutual Series Fund, Inc.

Supplement Dated March 19, 2025 to the
Statement of Additional Information Dated May 1, 2024

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024, as supplemented July 5, 2024, and October 25, 2024. You should read this Supplement together with the SAI.
 Appendix D – Portfolio Managers Update – Domestic Equity Portfolio
Effective February 28, 2025, Kristen E. Bartholdson no longer serves as a co-portfolio manager for the Domestic Equity Portfolio (the “Portfolio”) and Vincent Celentano has joined Nikhil Lalvani and Erin Ksenak as a co-portfolio manager of the Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-91 is amended to remove the row relating to Ms. Bartholdson and add the following information for Mr. Celentano (such information is effective as of February 28, 2025).

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Vincent Celentano	Domestic Equity Portfolio	2 registered investment companies with approximately $2.9 billion in total assets under management.	No other pooled Investment vehicles	No other accounts

As of December 31, 2024, Mr. Celentano did not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Domestic Equity Portfolio.

Please retain this Supplement for future reference.